Roper Industries, Inc.

ROPER

Investor Meeting

October 7, 2004

Safe Harbor Statement

The information provided in this presentation contains forward looking statements within the meaning of the federal securities laws. These forward looking statements include, among others, statements regarding our proposed acquisition of TransCore (the acquisition), the terms of our financing plan, the prospects for TransCore to compete in its market and achieve future growth, and the impact of the acquisition on our future results of operations and cash flows, and may be indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "believes" or "intends" and similar words and phrases. These statements reflect management's current beliefs and are not guarantees of performance. They involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward looking statement. Such risks and uncertainties include our ability to complete the acquisition, secure financing on favorable terms and through the facility and issuance currently anticipated, integrate the acquisition and realize expected synergies. We also face other general risks, including reductions in our business with Gazprom, our ability to realize cost savings from our restructuring initiatives, unfavorable changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, difficulties in making and integrating acquisitions, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and cost associated with asbestos related litigation and potential write-offs of our substantial intangible assets. Important risk factors include those discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and may be discussed in subsequent filings with the SEC. You should not place undue reliance on any forward looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

We refer to certain non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found within this presentation.

Acquisition of TransCore

- Another Strategic Growth Platform
  - RFID and SatCom Technologies
  - Proven Expertise in High Growth Applications
- Typical Roper Business
  - Engineered Solutions
  - Market Leader
  - High Margins, Cash Flow
- Financially Compelling
  - Accretive in 2005
  - Significant Sales, EBITDA and Cash Flow Contributor
- Technology and Market Synergies

Roper and TransCore Strategies Aligned

Strategic Growth Platforms


TRANSCORE
Technology
Non-
Water
Water
Industrial
Technology
Energy Systems
& Controls
Instrumentation
Scientific &
Industrial Imaging

$1.3 Billion in Combined 2004 Net Sales [1]

[1] Combined estimates of Roper and TransCore. TransCore's fiscal year ends on January 31, 2005.

Dramatically Shaping the Portfolio

Net Sales (Millions)



TransCore
Other Businesses Acquired After 2000
Petrotech, IDI, Gazprom
Other Businesses Owned Since 2000
> $1,290
$504
2000
2001
2002
2003
2004e
2004c

Primary Businesses Acquired After 2000

Struers

ZETEC

NEPTUNE

TRANSCORE

- Great Cash Returns
- Favorable Markets
- Clear Growth Paths
- Scale Advantages
- Platforms with Bolt-On Opportunities

Excludes Petrotech in 2001-2003 as a discontinued operation; business disposed in 2003. "c" = combined estimates of Roper and TransCore. "e" = estimates.

New Platform Adds New Opportunities…

Net Sales

(Millions)


>$1,290
$365
>$925
>$925
$657
2003
2004e
2004c
Roper
TransCore

- Strong Recurring Revenue
- Backlog, Relationships, Contracts Provide Good Visibility
- Increasing Mix of Higher Margin Offerings
- Multiple Growth Paths

...With Roper Margins and Cash Flow

Adjusted EBITDA

(Millions)



$279+
$73
$206+
$206+
$124
2003
2004e
2004c
Roper
TransCore

- 20% EBITDA Margin
- Opportunities to Further Expand Margins
- High Operating Leverage
- Low Capital Intensity
- Efficient Working Capital

Accretive Transaction

- Expect $0.10-$0.15 Diluted EPS in 2005
- Includes Effect of Likely Financing Structure
- Expect TransCore to Show Free Cash Flow of $33 Million in 2004

  $0.88 per Share (Diluted) [1]

[1] Assumes 37,600,000 fully diluted Roper Industries shares.

Technology & Capability Synergies


RFID
Satellite Communications
Software
Applications Expertise

TRANSCORE

- **Automated Meter Reading**
  - RF Technologies
  - Solution Support Teams
  - Commercial Monitoring
- **Imaging**
  - Access to Global Security Channels
  - Advanced Solution Collaboration
  - Low-Light and Motion Image Applications
- **Monitoring Applications**
  - Vibration Measurement
  - Machine Protection and Control

Broadening TransCore's Reach Beyond Transportation

ROPER TRANSCORE

Proven Management Team

	Transportation & Technology Experience
John Worthington CEO	25 Years
John Simler COO	17 Years
Joe Grabias CFO	6 Years
Kelly Gravelle Chief Technology Officer	20 Years
Patrick Conley Chief Software Officer	26 Years
David Sparks Corporate Development	22 Years
George McGraw Operations	26 Years

TRANSCORE Growth

Net Sales (Millions)


$365
$41
1995
2004e

Growth Supported by Technology Development & Strategic Investments

Barriers to Entry

- Long-Term Relationships, Contracts
- Broadest Product and Services Offering
- Application Expertise

Well-Positioned to Capitalize on Growing Technology Investments

Strong Brand Equity

CarrierPoint™

TRANSCORE

DAT Connect.com™

GLOBALWAVE

DAT Partners™

SmartPass®

linktrak

Keypoint for Brokers

Link Logistics

Pay by Tag™

TagTeller™

TollTag™

securepass

Strong Proprietary Relationships/Customer Loyalty

Broad Technology Offering

RFID Tags and Readers

Software

Satellite Communications




Satellite Tracking and Messaging
loadlink
Effective Affordable Wireless
TransCore
linklogistics









Over 100 Patents

ROPER

Advanced RF Tag & Reader Features

- Read/Write Capabilities
- Low Battery…NO Battery
- Multi-Protocol
- High-Speed Reading
- Tamper-Resistant Tags
- Programmable Tags
- Greater Reading Range
- Encryption Features Soon to Be Released



Leading Technology for Advanced Applications

Growth Market Applications





- Automated Tolling
- Asset Tracking
- Security
- Secure Supply Chain
- Electronic Vehicle Compliance
- Intelligent Traffic Solutions
- Freight Matching




SEA FREIGHT
SEA FREIGHT

Application Opportunities Abound

Migrating to Higher Value Applications


From
To
Tolling
RF Automated Tolling
High-Speed Open Lane Tolling
Electronic Vehicle Compliance
RF Parking Lots
RF Airports
Homeland Security
RF Rail Tags
SatCom In-Cab Communications
Asset Tracking
“Secure” Chain

Leveraging Technology and Applications Expertise

Market Leader in Automated Tolling

TransCore's Vast Experience

- 7,400 Lanes
- 8.7 Million Tags Issued
- 5 Billion Toll Transactions
- 60% of Toll Roads are Customers



AMBASSADOR
Trans pass
DOT
FAST LANE
E-ZPass
Smart Tag
I-PASS
K-TAG
ExpressToll
FasTrak
PIKEPASS
TollTag
SunPass
CAUSEWAY
HCTRA
Palmetto Pass
E-PASS
O-PASS
SunPass
CAMINOS y PUENTES

Tolling Represents a Significant Non-Tax Source of Revenue to States and TransCore is the "Cash Register"

Widespread Traffic Problems

Increase in Travel Delays, 1992 – 2002 [1]


Chicago
Orlando
DC
Atlanta
Dallas
NY
20
30
40
50
60
70
Annual Hours of Delay Per Traveler

"There are no 'free' roads." [2]

[1] 2004 Study by Texas A&M/Texas Transportation Institute
[2] Texas Transportation Commission, December 2002.

Automated Tolling Provides Attractive Solution

Options [1]	Examples [1]	Analysis
Travel Alternatives/ HOV	Alternative Work Hours Telecommuting Ride-Sharing Lane Preferences	*Large-scale behavior modification*
Land Use/ Transit	"Smart Growth" Parking Strategies Subsidized Fares	*Big ticket infrastructure changes* *Long term strategy*
Pricing/ Freight	Preference Toll Lanes Time-of-Day Pricing Truck-Only Toll Lanes	*Proven technology, available now* *Funded without taxes* *Proactive; evolution not revolution*

Toll Roads are a Growing Solution

[1] Source: Federal Highway Administration Office of Operations

End-to-End Tolling and Traffic Solutions


System Design
Systems Integration
Operations & Maintenance
Transaction Processing
Upgrade & Replacement
-6 Months
0
6 Months
12 Months
18 to 24 Months
Beyond
RFP
Construction & Installation
Tags and Readers Sales
Tolling & Monitoring
Violations Processing

TransCore: The Only Complete Toll & Traffic Solutions Provider

RFID Electronic Vehicle Certification (EVC)

- Automatic Screening and Enforcement of Motor Vehicles for Compliance
  - Registration, Insurance, Inspection
- Increases Safety, Efficiency and Fee Collection

TransCore's Technology Provides the Solution







- Tamper-Resistant Tags
- Battery-Free
- Encryption Protection

- High Speed Readers
- Durable Packaging
- In-Depth Application Expertise

- Largest Traffic Monitoring and Processing Presence

TransCore has the Customer Relationships, Application Expertise and Technology Leadership to Enable EVC

ROPER

Security and Access Control Applications

- Parking
  - Over 1.5 Million Tags and 8,000 Readers Deployed for Parking Applications
- Airports
  - Serving More than 63 Airports with 160,000 Tags
- Homeland Security
  - Expanding Need for Solutions for 200+ Border Crossing Sites
  - Military/Government Facility Access Control
  - Facilitating Secure Freight









Growing Opportunity Leverages RFID Leadership

North American Airport Customers



CANADA
MEXICO
Edmonton International Airport
Calgary Airport Authority
Victoria International Airport
Seattle-Tacoma International Airport
Sacramento International Airport
Oakland International Airport
Burbank Glendale Pasadena Airport
Los Angeles International Airport
John Wayne Airport
San Diego International Lindberg Airport
Ontario International Airport
Salt Lake City International Airport
McCarran International Airport
Aspen Pitkin County Airport
Eagle County Regional Airport
Denver International Airport
Colorado Springs Airport
Albuquerque International Airport
Fairbanks International Airport
Minneapolis/St. Paul International Airport
Chicago O'Hare International Airport
Chicago Midway Airport
Kansas City International Airport
Tulsa International Airport
Dallas/Ft. Worth International Airport
Dallas Love Field
San Antonio International Airport
George Bush Intercontinental Airport
Houston William P. Hobby Airport
New Orleans International Airport
Mobile Airport
Nashville Metropolitan International Airport
Indianapolis International Airport
Port Columbus International Airport
Atlanta Hartsfield Airport
Buffalo International Airport
Rochester International Airport
Pittsburgh International Airport
Harrisburg International Airport
Newark International Airport
Bradley International Airport
Portland International Jetport
Manchester International Airport
Logan International Airport
Long Island MacArthur-Islip
JFK International Airport
Philadelphia International Airport
Baltimore/Washington International Airport
Washington Reagan Airport
Dulles International Airport
Richmond International Airport
Raleigh/Durham International Airport
Myrtle Beach Airport
Savannah Airport
Jacksonville International Airport
Ft. Lauderdale/Hollywood International Airport
Miami International Airport

Security Solutions Deployed Around the Continent

Homeland Security

Secure Borders – FAST (Free and Secure Trade)

- Cross Border Commercial Trucks
- Evolving to a "Smart Border"
- TransCore: Technology Partner
  - Tags, Readers
  - Recurring Revenue
- Installed and Operational Now:
  - 99 Lanes
  - 25 Border Crossings
  - 115,000 Truck Mounted Tags
  - 103,000 Driver ID Tags
- Considerable Opportunities Remaining
  - New/Upgraded Lanes
  - Additional Services, Features


Ford

"A TransCore Electronic Fence Around the United States"

Homeland Security

Secure Freight – Operation Safe Commerce (OSC)

- **Public-Private Program**
- **Demonstration of "Off the Shelf" Technologies**
- **TransCore's Role**
  - RF Tags, Electronic Seals for Containers, Rail Cars, Trucks and Drivers
  - Design, Installation, and Maintenance of Reading Stations at Nodal Points
  - GPS/Satcom Using GlobalWave
  - Emerging Standard for Passive Low Cost Metal Mount ID Tags Using SeGo



Supply Chain Security Solution


GPS Satellites
Data
Download
RFID
AVI
SC-0297

- Continuous Tracking
- Container Security Assurance
- Continuous Monitoring of High-Value Cargo

Converting the "Supply Chain" to the "Secure Chain"

ROPER

Asset Tracking Applications

Rail	Marine	Vehicles
• Train Positioning and Railcar Tracking Applications • Technology Standard in China and North America • New Tag Technologies Expand Opportunities	• Location Tracking • Emergency Signaling – "OnStar" for the Oceans • On-Board Systems Monitoring	• Focus on Fast-Growing Truck and Trailer Applications • Opportunities to Transform "Supply Chain" to "Secure Chain"

Compelling Customer Benefits

- Higher Asset Utilization…Lower Capital Costs
- Better Asset Control…Lower Operating Costs
- Reduced Theft…Higher Availability
- Round-the-Clock Security

Large, Untapped Potential in Vehicle Tracking


Trailers
4.4 Million Remaining
Long Haul Trucks
1.8 Million Remaining
Local Fleets
20.2 Million Remaining
0%
Technology Adoption
100%

TransCore is Well-Positioned in this Rapid Growth Market

Source: Company Information

Leading Freight Matching Service



Carriers
TRANSCORE
Shippers
Available Trucks
(Capacity)
Available Loads
(Supply)
Brokers
3rd Party Logistics

TransCore's Freight-Matching

- Largest Freight Matching Network
- 18,500 Customers, $40 Billion Annual Freight Posted
- Multiple Customer Access Points
- Leading Scale and "Liquidity" of Postings

Customer Benefits

- Increased Profits
- Increased Asset Utilization
- Reduction of Empty (Deadhead) Miles
- Immediate Access to Carrier Capacity
- Quickly Match Excess Freight with Trucks

Provides Customer Access for Asset Tracking Applications

Multiple Pathways to Growth

- **Automated Tolling**
- **Intelligent Traffic Systems**
- **Security Solutions**
  - **Homeland Security**
  - **Airports**

Infrastructure

- **Asset Tracking**
- **Freight Matching**
- **Electronic Vehicle Certification**
- **Secure Supply Chain**

Mobile Assets



26%
74%

TransCore Pro Rata Estimated Net Sales for 2004

Enabling Higher Value Applications

Intended Acquisition Financing

- Approximately $590 Million Cash Consideration
  - $10 Million Equity Consideration
  - Within Roper's Historic Price/EBITDA Acquisition Range
- Underwritten Senior Credit Facility
  - Spreads Lowered from 200 Bpts to Expected 125-150 Bpts
  - Capacity Increased; Structure More Flexible
- Issuance of Common Stock
  - Approximately $250 Million Proceeds Support Acquisition
- Cash-on-Hand and Revolver Support Transaction

Roper On-Track to Achieve Its Investment Grade Goal

TransCore: A Great Addition to Roper

- TransCore Enjoys Roper-Type Margins
  - 20% EBITDA Margins
  - High Leverage on Incremental Sales
- Acquisition Enhances Free Cash Flow
- Immediately Accretive to Earnings and Growth
- Substantial Recurring Revenue and Earnings
- RFID High Value Added Applications Drive Growth
  - Existing Business
  - Proven Applications Mastery
- Winning Technologies…Over 100 Patents
- Great Leadership Team with Proven Results
- Both Roper and TransCore Benefit from Being Together

Another Strategic Platform for Roper

Roper Industries, Inc.

Appendix

Reconciliations

Roper Industries Adjusted EBITDA
(Millions)

	2003 Actuals	Projected 2004 Minimum Results
Net Earnings	$ 45	$ 97
Loss on Discontinued Operations	3	-
Loss on Debt Extinguishment	25	-
Interest expense	16	28
Income tax expense	18	42
Depreciation and amortization expense	17	39
Adjusted EBITDA	$ 124	$ 206

TransCore Adjusted EBITDA
(Millions)

	Projected 2004 Results
Net Earnings	$ 17
Loss on Discontinued Operations	-
Loss on Debt Extinguishment	-
Interest expense	16
Income tax expense	18
Depreciation and amortization expense	22
Adjusted EBITDA	$ 73

TransCore Free Cash Flow
(Millions)

	Projected 2004 Results
Net Earnings	$ 17
Depreciation and amortization expense	22
Capital Expenditures	(6)
Free Cash Flow	$ 33

Roper Industries, Inc.

ROPER